UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 19, 2014

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)
On November 19, 2014, the Board of Directors of Prudential Bancorp, Inc. (the “Company”) appointed, effective November 19, 2014, Mr. Dennis Pollack to the Board of Directors (the “Board”) of the Company.  Mr. Pollack was appointed to the class of directors whose term expires at the annual meeting of shareholders of the Company to be held in 2016 and until his successor is elected and qualified. He was also appointed, effective the same date, to the Board of Directors (“Bank Board”) of the Company’s wholly owned subsidiary, Prudential Savings Bank (the “Bank”).

Mr. Pollack was also appointed to the Audit Committee of each of the Board and the Bank Board as well as being appointed as a rotating member of the Executive Committee of each of such boards.

The Company agreed to appoint Mr. Pollack to the Board and to the Bank Board pursuant to the terms of the previously disclosed agreement (the “Agreement”) entered into by the Company and the Bank on August 29, 2014 with Seidman and Associates L.L.C., Seidman Investment Partnership, L.P., Seidman Investment Partnership II, L.P., Seidman Investment Partnership III, L.P., LSBK06-08, Broad Park Investors, CBPS, L.L.C., 2514 Multi-Strategy Fund, L.P., Veteri Place Corporation, Sonia Seidman, Lawrence B. Seidman and Mr. Pollack. Reference is made to the Agreement set forth in Exhibit 10.1 which is incorporated by reference herein by reference thereto.

No directors or executive officers of the Company or the Bank are related to Mr. Pollack by blood, marriage or adoption. Mr. Pollack has not engaged in any transactions since October 1, 2013 with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission. In connection with the appointment of Mr. Pollack, in accordance with the Company’s Bylaws, the number of directors constituting the Board was increased by one to eight.

(e)	Not applicable.

(f)	Not applicable.

Item	9.01	Financial Statements and Exhibits
	(a)	Not applicable.

(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included with this Report:

Exhibit No.	Description
10.1
Agreement, dated August 29, 2014, by and among Prudential Bancorp, Inc., Prudential Savings Bank, Seidman and Associates L.L.C., Seidman Investment Partnership, L.P., Seidman Investment Partnership II, L.P., Seidman Investment Partnership III, L.P., LSBK06-08, Broad Park Investors, CBPS, L.L.C., 2514 Multi-Strategy Fund, L.P., Veteri Place Corporation, Sonia Seidman, an individual, Lawrence B. Seidman, an individual, and Dennis Pollack, an individual. (1)

(1)
        Incorporated by reference from the Current Report on Form 8-K of Prudential Bancorp, Inc. dated August 29, 2014 and filed with the Securities and Exchange Commission on August 29, 2014 (SEC File No. 000-55084).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/Joseph R. Corrato
	Name:	Joseph R. Corrato
	Title:	Executive Vice President and Chief Financial Officer

Date: November 20, 2014

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